EXHIBIT 10(b)
                                 SAVINGS PLAN OF
                         HOUSTON INDUSTRIES INCORPORATED
                              ESOP TRUST AGREEMENT

               (As Amended and Restated Effective October 5, 1990)

                                 FIRST AMENDMENT

            Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Savings Plan of Houston Industries Incorporated ESOP Trust Agreement, as amended and restated effective October 5, 1990 (the "Trust"), and having reserved the right to amend the Trust under
Article IX thereof, does hereby amend the Trust as follows, effective May 1, 1995:

            1. Section 1.8 is hereby amended in its entirety to read as follows:

            "1.8 ESOP TRUSTEE: The Northern Trust Company, an Illinois corporation."

            2. Section 1.12 is hereby amended in its entirety to read as follows:

            "1.12 SAVINGS TRUSTEE: The Northern Trust Company, an Illinois corporation."

            3. Section 6.3 is hereby amended in its entirety to read as follows:

            "6.3 Except for the short-term investment of cash, the Company has limited the investment power of the ESOP Trustee to the purchase and holding of Company Stock in the ESOP Fund. The ESOP Trustee shall not be liable for the purchase, retention, voting, tender or sale of Company Stock in accordance with the provisions of Sections 3.2, 3.4 and 3.5 hereof, and the Company (which has the authority to do so under the laws of the state of its incorporation) agrees to indemnify the ESOP Trustee from any liability, loss and expense, including reasonable legal fees and expenses, which the ESOP Trustee may sustain by reason of the purchase, retention, voting, tender or sale of Company Stock in accordance with the provisions of Sections 3.2, 3.4 and 3.5 hereof; provided, however, that the foregoing liability and indemnification provisions shall not apply to the extent that such liability, loss or expense arises from the ESOP Trustee's willful misconduct, bad faith or negligence in carrying out its ministerial functions under Sections 3.2, 3.4 and 3.5. This paragraph shall survive the termination of this Agreement."

            4. Section 6.5 is hereby deleted in its entirety and Sections 6.6 through 6.8 are hereby renumbered as Sections 6.5 through 6.7.

                                      -1-

            5. The first sentence of Section 8.1 is hereby amended to read as follows:

            "The ESOP Trustee may resign as ESOP Trustee under this Agreement at any time by a written instrument delivered to the Company giving notice of such resignation, which shall be effective on the earlier of (i) sixty
      (60) days after receipt or at such other time as is agreed by the Company and the ESOP Trustee or (ii) the appointment of a successor trustee by the Company."

            6. The first sentence of Section 13.3 is hereby amended to read as follows:

            "This Agreement shall be administered, construed and enforced in accordance with ERISA and to the extent not governed by ERISA, in accordance with the laws of Texas."

            IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 27th day of April, 1995, but effective May 1, 1995.
                                      HOUSTON INDUSTRIES INCORPORATED

                                      By   D. D. SYKORA
                                           D. D. Sykora,
                                           President and Chief Operating Officer
ATTEST:

   CHRISTIAN SCHLEY
Assistant Corporate Secretary

            THE NORTHERN TRUST COMPANY, as successor trustee, effective May 1, 1995, under the Savings Plan of Houston Industries Incorporated ESOP Trust Agreement, as amended and restated effective October 5, 1990 (the "Trust"), hereby consents to and approves of the foregoing First Amendment to the Trust, this 26th day of April, 1995, but effective May 1, 1995.

                                     THE NORTHERN TRUST COMPANY

                                     By  BRUCE G. HENIKEN
                                          Vice President
ATTEST:

   JOHN H. ST.  LAURENT
Assistant Corporate Secretary
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